The Royce Fund
Royce Select Fund III

Supplement to the Prospectus
Dated May 1, 2006

         Effective October 2, 2006, David Nadel has been named Assistant Portfolio Manager of Royce Select Fund III (the "Fund"). Mr. Nadel will assist Portfolio Manager W. Whitney George in managing the assets of the Fund. Mr. Nadel has been employed by Royce & Associates, LLC since July 2006. Previously he was a Senior Portfolio Manager at Neuberger Berman Inc. (from 2004 to 2006) and a Senior Analyst at Pequot Capital Management Inc. (from 2001 to 2003).

October 2, 2006